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Exhibit 5.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use of our report dated February 14, 2011 with respect to the financial statements of Central GoldTrust as at December 31, 2010 and 2009 and for each of the years in the three year period ended December 31, 2010, incorporated by reference in the Registration Statement on Form F-10 of Central GoldTrust.

Toronto, Canada September 9, 2011	/s/ ERNST & YOUNG LLP Chartered Accountants Licensed Public Accountants

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  Exhibit 5.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM